John Hancock Funds

                                Patriot
                                Premium
                                Dividend
                                 Fund I

                           SEMI-ANNUAL REPORT

                            March 31, 1997



TRUSTEES

Edward J. Boudreau, Jr.
James F. Carlin*
William H. Cunningham*
Charles F. Fretz*
Harold R. Hiser, Jr.*
Anne C. Hodsdon
Charles L. Ladner*
Leo E. Linbeck, Jr.*
Patricia P. McCarter*
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)*
John P. Toolan*
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Robert G. Freedman
Vice Chairman and
Chief Investment Officer
Anne C. Hodsdon
President
James B. Little
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Second Vice President and Compliance Officer

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN AND TRANSFER AGENT FOR
COMMON SHAREHOLDERS

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

TRANSFER AGENT FOR DARTS

The Chase Manhattan Bank
450 West 33rd Street
New York, New York 10001

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

Listed: New York Stock Exchange Symbol:PDF
John Hancock Closed-End Funds:
1-800-843-0900


CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

A 1 1/4" x 1" photo of Edward J. Boudreau Jr., Chairman and Chief
Executive Officer, flush right, next to second paragraph.

After two years of spectacular performance, the stock market has recently given investors its starkest reminder in some time of one of investing's basic tenets: markets move down, as well as up. It's understandable if investors had lost sight of that fact. The bull market that began six years ago has given investors annual double-digit returns and more modest price declines than usual. And in the two years encompassing 1995 and 1996, the S&P 500 Index gained more than 50%. This Pollyanna environment has tracked along with a sustained economic recovery, now entering its seventh year, that has been marked by moderate growth, low interest rates and tame inflation.

But recently, many have begun to wonder if the bull market is running out of steam. Since reaching new highs in early March, the Dow Jones Industrial Average tumbled by more than 7% at the end of March and wiped out nearly all the market had gained since the start of the year. It was the worst decline that the market had seen since 1990. In early April, the Dow was down by 9.8% for the year, within shouting distance of a 10% correction.

As the market continues to fret over possible interest-rate hikes and the potential for an inflation spike, investors should be prepared for more volatility. It also makes sense to do something we've always advocated: set realistic expectations. Keep in mind that the stock market's historic yearly average has been about 10%, not the 20%-plus annual average of the last two years or even the 16% annual average over the last 10 years. Remember that the kind of market volatility we've seen lately is more like the way the market really works. Fluctuations go with the territory. And market corrections can be healthy, serving to bring inflated stock prices down to more reasonable levels, thereby reducing some of the market's risk.

If you use this time of heightened volatility as an opportunity to review your portfolio's asset allocations with your investment professional, some long-term gain will come from the market's recent short-term pain. Make sure that your investment strategies reflect your individual time horizons, objectives and risk tolerance, and that they are based upon your needs. Despite turbulence, one thing remains constant. A well-constructed plan and a cool head can be the best tools for reaching your financial goals.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER



BY GREGORY K. PHELPS FOR THE PORTFOLIO MANAGEMENT TEAM

John Hancock
Patriot Premium
Dividend Fund I

Defensive strategy buffers Fund in volatile market

"Tail winds
turned into
head winds
in the bond
market..."

Tail winds turned into head winds in the bond market during the last six months. With moderate growth and tame inflation, bonds had the wind at their backs from September 1996 to January 1997. Prices rose steadily, while yields on the 30-year Treasury bond dropped to a low of 6.40% on December 2, 1996. With stronger economic indicators once again rekindling fears of inflation in early February, however, market currents reversed direction, sending bond prices falling and yields rising. Things got worse when the Federal Reserve Bank raised the federal funds rate -- the rate which banks lend to each other overnight -- from 5.25% to 5.50% on March 25. Yields shot up even further, with the 30-year Treasury bond passing the psychologically important 7% threshold.

As shareholders know, utility stocks are the primary focus of the Fund's investments. Because of their high yields, utility stocks tend to act as bond surrogates -- that is, they follow the bond market's ups and downs closely. As a result, we always keep a close eye on movements in the bond market. Early on, the bond market's tail winds certainly boosted utilities. But the market's recent head winds, coupled with increasing regulatory concerns, have weighed heavily on the group. The Nuclear Regulatory Commission placed a record number of utility companies on its troubled "watch" list in January. What's more, negative regulatory developments in Texas, New Hampshire and New Mexico reverberated through the utility market.

A 2 1/4" x 3 1/2" photo of the Patriot management team. Caption reads "The Patriot management team (l-r): Beverly Cleathero, Gregory Phelps and
Laura Provost."



Pie chart with the heading "Portfolio Diversification" at top of left hand column. The chart is divided into five sections. Going from top clockwise: Short-Term Investments & Other 3%; Common Stock Utilities 14%; Preferred Stock Utilities 49%; Financials 22%; and Industrials 12%. A footnote below states "As a percentage of net assets on March 31, 1997."

"...utility
common
stocks offer
some of
the best
yield oppor-
tunities..."

Strategy review

The story hasn't changed much since the annual report six months ago. Our defensive strategy proved appropriate, given the volatile market. In particular, our strong focus on preferred stocks paid off. Because of their above-average yields, preferred stocks have weathered the market's volatility better than common stocks and U.S. Treasuries.

Once again, our preferred stocks eligible for the dividends-received deduction (DRD) stood out as the Fund's best performers. As you may remember from reading previous reports, DRD-eligible securities offer special tax advantages to corporations. In recent months, the supply of DRDs has become increasingly limited, while demand has remained unusually strong. The result has been rapidly rising prices. And after the Federal Reserve's October announcement giving banks more flexibility to issue non-DRD securities, we're likely to see that upward trend continue.

Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investment"; the header for the right column is "Recent Performance...and What's Behind the Numbers." The first listing is "El Paso Tennessee Pipeline Co." followed by an up arrow and the phrase "DRD-eligibility/good call protection. The second listing is "Salomon Brothers" followed by and up arrow and the phrase "Attractive dividend yield. The third listing is "Public Service Co. of New Hampshire" followed by a down arrow and the phrase "Unfavorable regulatory climate." Footnote below reads "See "Schedule of Investments." Investment holdings are subject to change."

El Paso Tennessee Pipeline Co. was among the Fund's best performers. Not only is the issue DRD-eligible, but it offers an attractive 8.25% coupon and five years of call protection. Of course, not all of our holdings have fared as well. For example, we've sold our position in Public Service Company of New Hampshire, which has suffered from unfavorable regulatory developments.

Overall, our defensive strategy helped John Hancock Patriot Premium Dividend Fund I post solid gains even in a volatile market environment, although our required emphasis on utilities held us back compared with our peers. For the six months ended March 31, 1997, John Hancock Patriot Premium Dividend Fund I had a total return of 7.72% at net asset value. By comparison, the Dow Jones Utility Average had a total return of 3.46% and the average preferred stock closed-end fund a return of 9.44%, according to Lipper Analytical Services.

Selected opportunities in utility
common stocks

Utility common stocks have fallen sharply in the market's recent downdraft. At their current levels, they not only offer good value, but also boast attractive dividend yields. With many of the Fund's higher-yielding preferred stocks being called out of the market -- or redeemed -- by issuers, utility common stocks offer some of the best yield opportunities in the market.



Bar chart with heading "Fund Performance" at top left hand column. Under the heading is the footnote: "For the six months ended March 31, 1997." The chart is scaled in increments of 4% from bottom to top, with 12% at the top and 0% at the bottom. Within the chart there are three solid bars. The first represents the 7.72% total return for John Hancock Patriot Premium Dividend Fund I. The second represents the 3.46% total return for the Dow Jones Utility Average. The third represents the 9.44% total return for the average preferred stock closed-end fund. Footnote below reads: "the total return for John Hancock Patriot Premium Dividend Fund I is at net asset value with all distributions reinvested. The average preferred stock closed-end fund is tracked by Lipper Analytical Services, Inc. The Dow Jones Utility Average is an unmanaged index which measures the performance of the utility industry in the United States.

Given that, we've begun to add more utility common stocks to the portfolio in the past several months. Nevada Power is a recent common stock purchase. The stock's dividend yield is an attractive 8%. More importantly, Nevada Power is benefiting from a low cost structure and a rapidly growing customer base. Washington Water Power has a similar story. This combined electric and gas utility sports an attractive dividend yield of 7%. And like Nevada Power, it's a low-cost provider with above-average customer growth prospects.

A word about dividends

A key influence on the bond market has been the recent increase in short-term interest rates. As you know, the Fund is leveraged with auction-rate preferred stocks. Since the dividends on preferred stocks are based on short-term interest rates, the recent increases have directly impacted the dividend rates paid on the preferred shares. As a result, there has been less dividend income available to common stock shareholders. In order to maintain the Fund's conservative approach of only paying income earned, the Fund recently declared a $0.0084 per share reduction in monthly dividends to $0.0583 per share. It is important to note that even with the increased cost of funding the auction rate preferred stocks, the Fund is still able to pay a higher dividend on its common stock than it would with a non-leveraged portfolio.

"Uncertainty
seems likely
to plague
the bond
market in
the months
ahead..."

What's ahead

Uncertainty seems likely to plague the bond market in the months ahead, especially as investors worry about the Federal Reserve's next moves. Most Wall Street analysts agree that the Fed probably isn't through raising interest rates this year. The big question is how much further and how fast will the Fed increase rates? With this uncertainty looming over the market, investors will be constantly looking over their shoulders for the next Fed move and volatility will likely persist in the bond market. Given that, we will maintain our defensive posture, with a continued focus on higher-yielding preferred stocks and selected utility common stocks. This defensive strategy should allow the Fund to maximize yield, while working to preserve its net asset value in a continued volatile market.
-----------------------------------------------------------------------
This commentary reflects the views of the portfolio management team through the end of the Fund's period discussed in this report. Of course, the team's views are subject to change as market and other conditions warrant.




FINANCIAL STATEMENTS

John Hancock Funds - Patriot Premium Dividend Fund I

The Statement of Assets and Liabilities is the Fund's balance sheet on March 31, 1997. You'll also find the net asset value per share, for each Common Share, as of that date.

Statement of Assets and Liabilities
March 31, 1997 (Unaudited)
--------------------------------------------------------------------------
Assets:
Investments at value - Note C:
Preferred stocks (cost - $168,221,808)                        $173,134,654
Common stocks (cost - $31,799,976)                              29,537,586
Short-term investments (cost - $4,857,967)                       4,857,967
                                                              ------------
                                                               207,530,207
Dividends receivable                                               993,406
Other assets                                                        14,529
                                                              ------------
Total Assets                                                   208,538,142
--------------------------------------------------------------------------
Liabilities:
DARTS dividend payable                                             264,068
Common Share dividend payable                                      177,855
Payable to John Hancock Advisers, Inc. and
affiliates - Note B                                                238,035
Accounts payable and accrued expenses                                7,114
                                                              ------------
Total Liabilities                                                  687,072
--------------------------------------------------------------------------
Net Assets:
Dutch Auction Rate Transferable Securities Preferred
Stock Series A (DARTS) - Without par value,
unlimited number of shares of beneficial interest
authorized, 685 shares issued, liquidation
preference of $100,000 per share - Note A                       68,500,000
                                                              ------------
Common Shares -
Without par value, unlimited number of shares of
beneficial interest authorized, 14,960,527 shares
issued and outstanding                                         139,070,736
Accumulated net realized loss on investments                    (1,626,868)
Net unrealized appreciation of investments                       2,651,532
Distributions in excess of net investment income                  (744,330)
                                                              ------------
Net Assets Applicable to
Common Shares ($9.31 per
share based on 14,960,527
shares outstanding)                                            139,351,070
                                                              ------------
Net Assets                                                    $207,851,070
==========================================================================

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

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains for the period stated.

Statement of Operations
Six months ended March 31, 1997 (Unaudited)
--------------------------------------------------------------------------
Investment Income:
Dividends (net of foreign withholding taxes
of $17,267)                                                     $8,256,702
Interest                                                            77,056
                                                              ------------
                                                                 8,333,758
Expenses:
Investment management fee - Note B                                 935,819
Administration fee - Note B                                        103,654
DARTS and auction fees                                              94,885
Printing and postage                                                36,431
Transfer agent fee                                                  31,531
Custodian fee                                                       30,166
Auditing fee                                                        25,286
Miscellaneous                                                       19,992
Trustees' fees                                                       9,674
Legal fees                                                           3,378
                                                              ------------
Total Expenses                                                   1,290,816
--------------------------------------------------------------------------
Net Investment Income                                            7,042,942
--------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments sold                               62,880
Change in net unrealized appreciation/depreciation
of investments                                                   4,545,903
                                                              ------------
Net Realized and Unrealized
Gain on Investments                                              4,608,783
--------------------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                                       11,651,725
==========================================================================

Distributions to DARTS                                          (1,351,655)
--------------------------------------------------------------------------
Net Increase in Net Assets
Applicable to Common
Shareholders Resulting from
Operations Less DARTS
Distributions                                                  $10,300,070
==========================================================================

See notes to financial statements.

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

Statement of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------------------

                                                                                           YEAR ENDED    SIX MONTHS ENDED
                                                                                          SEPTEMBER 30,   MARCH 31, 1997
                                                                                              1996          (UNAUDITED)
                                                                                          ------------     ------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                                                                      $13,885,984       $7,042,942
Net realized gain on investments
sold                                                                                         1,608,570           62,880
Change in net unrealized appreciation/
depreciation of investments                                                                 (2,986,883)       4,545,903
                                                                                          ------------     ------------
Net Increase in Net Assets Resulting
from Operations                                                                             12,507,671       11,651,725
                                                                                          ------------     ------------
Distributions to Shareholders:
DARTS ($4,160 and $1,973 per share,
respectively ) - Note A                                                                     (2,849,681)      (1,351,655)
Common Shares - Note A
Dividends from net investment
income ($0.7442 and $0.3815) per share,
respectively)                                                                              (11,036,303)      (5,691,287)
Distributions in excess of net
investment income ($0.0562 and $0.0185
per share, respectively)                                                                      (832,797)        (276,569)
                                                                                          ------------     ------------
Total Distributions to Shareholders                                                        (14,718,781)      (7,319,511)
                                                                                          ------------     ------------
From Fund Share Transactions
Value of shares issued to common
shareholders in reinvestment of
distributions *                                                                                196,359        1,094,267
                                                                                          ------------     ------------
Net Assets:
Beginning of period                                                                        204,439,340      202,424,589
                                                                                          ------------     ------------
End of period (including distributions
in excess of net investment income
of $467,761 and $744,330, respectively)                                                   $202,424,589     $207,851,070
                                                                                          ============     ============

* Analysis of Common Shareholder Transactions:

                                                                   YEAR ENDED                     SIX MONTHS ENDED
                                                                 SEPTEMBER 30,                    MARCH 31, 1997
                                                                     1996                           (UNAUDITED)
                                                        -----------------------------     -----------------------------
                                                           SHARES           AMOUNT           SHARES           AMOUNT
                                                        ------------     ------------     ------------     ------------
Shares outstanding beginning of period                    14,821,141     $137,780,110       14,843,056     $137,976,469
Shares issued to common shareholders
for reinvestment of distributions                             21,915          196,359          117,471        1,094,267
                                                        ------------     ------------     ------------     ------------
Shares outstanding end of period                          14,843,056     $137,976,469       14,960,527     $139,070,736
                                                        ============     ============     ============     ============


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders, and any increase due to reinvestment of distributions. The footnote illustrates any reclassifications of capital share amounts, the number of Common
Shares outstanding at the beginning of the period, reinvested and outstanding at the end of the period for the last two periods, along with the corresponding dollar value.

See notes to financial statements.

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

Financial Highlights

Selected data for a Common Share outstanding throughout the periods indicated, investment returns, key ratios, and supplemental data are listed as follows:

                                                                                                            SIX MONTHS
                                                                   YEAR ENDED SEPTEMBER 30,                   ENDED
                                            -------------------------------------------------------------  MARCH 31, 1997
                                              1992(a)      1993         1994         1995         1996      (UNAUDITED)
                                            ---------    ---------    ---------    ---------    ---------     ---------
Common Shares
Per Share Operating Performance
Net Asset Value, Beginning of Period            $9.54       $10.47       $11.29        $7.93        $9.17         $9.02
                                            ---------    ---------    ---------    ---------    ---------     ---------
Net Investment Income                            0.92         0.90         0.89         0.95         0.94          0.47
Net Realized and Unrealized Gain
(Loss) on Investments                            0.95         1.25        (2.86)        1.30        (0.10)         0.31
                                            ---------    ---------    ---------    ---------    ---------     ---------
Total from Investment Operations                 1.87         2.15        (1.97)        2.25         0.84          0.78
                                            ---------    ---------    ---------    ---------    ---------     ---------
Less Distributions:
Dividends to DARTS Shareholders                 (0.14)       (0.13)       (0.14)       (0.21)       (0.19)        (0.09)
Dividends from Accumulated Net
Investment Income to
Common Shareholders                             (0.54)       (0.64)       (1.00)       (0.80)       (0.74)        (0.38)
Distributions in Excess of Accumulated
Net Investment Income
to Common Shareholders                           --           --           --           --          (0.06)        (0.02)
Distributions from Net Realized
Short-term Capital Gains on
Investments to Common Shareholders              (0.26)       (0.56)       (0.25)        --           --            --
                                            ---------    ---------    ---------    ---------    ---------     ---------
Total Distributions                             (0.94)       (1.33)       (1.39)       (1.01)       (0.99)        (0.49)
                                            ---------    ---------    ---------    ---------    ---------     ---------
Net Asset Value, End of Period                 $10.47       $11.29        $7.93        $9.17        $9.02         $9.31
                                            =========    =========    =========    =========    =========     =========

Per Share Market Value, End of
Period                                         $10.50      $10.875        $8.00        $9.00       $9.125        $9.375
Total Investment Return at
Market Value                                    26.52%       15.66%     (16.05%)       23.68%       10.58%         7.21%(e)
Ratios and Supplemental Data
Net Assets Applicable to Common
Shares, End of Period (000's omitted)        $151,459     $163,683     $116,123     $135,939     $133,925      $139,351
Ratio of Expenses to Average
Net Assets*                                      1.37%        1.40%        1.29%        1.32%        1.24%         1.25%(f)
Ratio of Net Investment Income
to Average Net Assets*                           6.46%        5.62%        6.42%        7.29%        6.75%         6.79%(f)
Portfolio Turnover Rate                           100%          69%          56%          74%          57%           23%
Senior Securities
Total DARTS Outstanding (000's
omitted)                                      $68,500      $68,500      $68,500      $68,500      $68,500       $68,500
Asset Coverage per Unit (b)                  $318,829     $342,383     $271,736     $290,238     $294,044      $301,382
Involuntary Liquidation
Preference per Unit (c)                      $100,000     $100,000     $100,000     $100,000     $100,000      $100,000
Approximate Market Value
per Unit (c)                                 $100,000     $100,000     $100,000     $100,000     $100,000      $100,000
Average Brokerage Commission
Rate (d)                                          N/A          N/A          N/A          N/A      $0.0580       $0.0632

*   Ratios calculated on the basis of expenses and net investment income applicable to both common and preferred shares relative to the average net assets for both common and preferred shares.
(a) Prior to the assumption of the advisory contract on May 6, 1992, by John Hancock Advisers, Inc., the
    Fund was advised by Patriot Advisers, Inc.
(b) Calculated by subtracting the Fund's total liabilities (not including the DARTS) from the Fund's total assets and dividing such amount by the number of DARTS outstanding as of the applicable 1940
    Act Evaluation Date.
(c) Plus accumulated and unpaid dividends.
(d) Per portfolio share traded. Required for fiscal years that began September 1, 1995, or later.
(e) Not annualized.
(f) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), dividends, and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.

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

Schedule of Investments
March 31, 1997 (Unaudited)
-----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on
March 31, 1997. It's divided into three main categories: preferred stocks, common stocks, and short-term investments. The stocks are further broken down by industry groups. Under each industry group is a list of the stocks owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                 NUMBER         MARKET
ISSUER, DESCRIPTION                                             OF SHARES       VALUE
---------------------                                       -------------    ------------
PREFERRED STOCKS
Automobile / Trucks (2.16%)
Ford Motor Co., 8.25%,
Depositary Shares, Ser B                                         60,000     $1,680,000
General Motors Corp., 9.12%,
Depositary Shares, Ser G                                        100,000      2,812,500
                                                                          ------------
                                                                             4,492,500
                                                                          ------------
Banks - U.S. (12.49%)
ABN AMRO North America Inc.,
6.59%  (R)                                                        4,000      3,880,000
Ahmanson, H.F. & Co., 8.40%,
Depositary Shares, Ser C                                         45,000      1,164,375
Bank of Boston Corp., 8.60%,
Depositary Shares, Ser E                                        168,654      4,321,759
Chase Manhattan Corp.,
8.40%, Ser M                                                     21,000        540,750
Chase Manhattan Corp., 10.84%, Ser C                             58,775      1,814,678
Fleet Financial Group, Inc.,
6.75%, Ser VI                                                    59,000      3,023,750
Fleet Financial Group, Inc.,
9.35%, Depositary Shares                                        140,000      3,902,500
J.P. Morgan & Company Inc.,
6.625%, Depositary Shares, Ser H                                 80,000      4,160,000
LaSalle National Corp.,
8.75%, Ser K,  (R)                                               60,000      3,150,000
                                                                          ------------
                                                                            25,957,812
                                                                          ------------
Conglomerates (0.47%)
Grand Metropolitan Delaware, L.P.,
9.42%, Gtd Ser A                                                 35,420        982,905
                                                                          ------------

Equipment Leasing (3.03%)
AMERCO, 8.50%, Ser A                                             90,000      2,227,500
Capita Preferred Trust, 9.06%                                   130,000      3,282,500
Comdisco, Inc., 8.75%, Ser A                                     30,900        787,950
                                                                          ------------
                                                                             6,297,950
                                                                          ------------
Financial Services (5.73%)
Merrill Lynch & Co., Inc., 9.00%,
Depositary Shares, Ser A                                         40,000      1,180,000
Morgan Stanley Group Inc., 7.75%,
Depositary Shares                                                15,000        808,125
Salomon Inc., 8.40%, Depositary
Shares, Ser E                                                   175,000      4,637,500
Source One Mortgage Services Corp.,
8.42%, Ser A                                                     56,800      1,476,800
SunAmerica, Inc., 9.25%, Ser B                                  150,000      3,806,250
                                                                          ------------
                                                                            11,908,675
                                                                          ------------
Insurance (0.52%)
Provident Companies, Inc., 8.10%,
Depositary Shares                                                41,500      1,073,813
                                                                          ------------
Oil & Gas (7.40%)
Coastal Corp., $2.125, Ser H                                    211,900      5,403,450
El Paso Tennessee Pipeline Co.,
8.25%, Ser A                                                    100,000      5,300,000
Lasmo PLC, 10.00%, Ser A,
ADR (United Kingdom)                                             79,500      2,027,250
Phillips Gas Co., 9.32%, Ser A                                  101,100      2,641,238
                                                                          ------------
                                                                            15,371,938
                                                                          ------------
Paper (2.48%)
Boise Cascade Corp., 9.40%,
Depositary Shares, Ser F                                         79,700      2,032,350
Bowater Inc., 8.40%, Depositary
Shares, Ser C                                                   120,000      3,120,000
                                                                          ------------
                                                                             5,152,350
                                                                          ------------
Utilities (49.02%)
Alabama Power Capital Trust II, 7.60%                            35,000        840,000
Appalachian Power Co., 8.25%, Ser A                              96,721      2,405,935
Baltimore Gas & Electric Co., 6.99%                              34,000      3,497,750
Boston Edison Co. 4.25%                                          37,172      2,137,390
Columbus Southern Power Co.,
7.92%, Ser B                                                     60,000      1,455,000
Columbus Southern Power Co.,
8.375%, Ser A                                                    66,000      1,658,250
Commonwealth Edison Co., $7.24                                   47,270      4,342,930
Commonwealth Edison Co.,
$8.40, Ser A                                                     51,103      5,097,524
Detroit Edison Co., 7.75%,
Depositary Shares                                                60,000      1,522,500
Entergy Gulf States, Inc., ARP,
Depositary Shares, Ser B                                         38,460      1,817,235
Florida Power & Light Co.,
6.75%, Ser U                                                     42,000      4,294,500
GTE Florida, Inc., 8.16%                                         25,000      2,543,750
GTE North Inc., $7.60, Ser IND                                   11,000      1,100,000
Hawaiian Electric Industries,
Inc., 8.36%                                                     100,000      2,500,000
Idaho Power Co., 7.07%                                           13,000      1,355,250
Indianapolis Power & Light Co., 8.20%                             8,000        808,000
MCN Michigan, Limited Partnership,
9.375%, Ser A                                                   148,800      3,906,000
MP&L Capital I, 8.05%                                            41,725      1,017,047
Massachusetts Electric Co., 6.84%                               134,900      3,288,188
Massachusetts Electric Co., 6.99%                                13,500      1,393,875
Monongahela Power Co., 7.73%, Ser L                              34,500      3,665,625
Montana Power Capital I, 8.45%, Ser A                            40,000      1,025,000
Montana Power Co., $6.875                                        22,500      2,306,250
NIPSCO Capital Markets, Inc., 7.75%                             196,110      4,706,640
Narragansett Electric Co., 6.95%                                 28,500      1,482,000
PECO Energy Co., $7.48                                           13,000      1,358,500
PSI Energy, Inc., 6.875%                                         37,000      3,811,000
PSI Energy, Inc., 7.44%                                          90,580      2,298,468
PacifiCorp 8.375%, Ser A                                         25,000        625,000
Portland General Electric Co.,
8.25%, Ser A                                                     59,500      1,480,062
Potomac Electric Power Co., $3.82                                25,701      1,304,326
Public Service Electric &
Gas Co., 6.92%                                                   25,800      2,605,800
Puget Sound Energy, Inc., 7.45%, Ser II                         124,000      3,286,000
Puget Sound Energy, Inc., 8.50%, Ser III                        135,836      3,531,736
Sierra Pacific Power Capital I, 8.60%                            28,000        714,000
Sierra Pacific Power Co., 7.80%,
Ser 1 (Class A)                                                  50,000      1,337,500
Southern California Gas Co., 7.75%                              138,550      3,498,388
Southern Union Financing I, 9.48%                               185,000      4,717,500
Texas Utilities Electric Co., $7.98                              36,000      3,897,000
Texas Utilities Electric Co.,$1.875,
Depositary Shares, Ser A                                         55,100      1,487,700
UtiliCorp Capital, Limited Partnership,
8.875%, Ser A                                                   184,256      4,744,592
Virginia Electric & Power Co., $7.05                             10,000      1,032,500
                                                                          ------------
                                                                           101,896,711
                                                                          ------------
                TOTAL PREFERRED STOCKS
                    (Cost $168,221,808)                         (83.30%)   173,134,654
                                                                -------   ------------
COMMON STOCKS
Utilities (14.21%)
Boston Edison Co.                                               175,000      4,571,875
Delmarva Power & Light Co.                                      140,000      2,572,500
Florida Progress Corp.                                           45,000      1,366,875
MidAmerican Energy Holdings Co.                                 126,700      2,169,736
Montana Power Co.                                               108,300      2,328,450
Nevada Power Co.                                                 50,000        993,750
New England Electric System                                      97,000      3,334,375
PECO Energy Co.                                                  40,000        815,000
Public Service Enterprise Group, Inc.                           128,500      3,373,125
Puget Sound Power & Light Co.                                   216,900      5,476,725
Washington Water Power Co.                                       82,600      1,435,175
WPL Holdings Inc.                                                40,000      1,100,000
                                                                          ------------
                    TOTAL COMMON STOCKS
                     (Cost $31,799,976)                         (14.21%)    29,537,586
                                                                -------   ------------

                                            INTEREST       PAR VALUE          MARKET
ISSUER, DESCRIPTION                           RATE      (000'S OMITTED)        RATE
---------------------                       --------    ---------------    ------------
SHORT-TERM INVESTMENTS
Finance (2.34%)
Prudential Funding Corp.,
4/1/97                                       6.40%          $4,858           $4,857,967
           TOTAL SHORT-TERM INVESTMENTS                     (2.34%)           4,857,967
                                                           -------         ------------
                      TOTAL INVESTMENTS                    (99.85%)        $207,530,207
                                                           =======         ============


Parenthetical disclosure of a foreign country in the security description represents country of foreign issuer; however, security is U.S. dollar-denominated.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

The securities indicated by (R) are exempt from registration under rule 144A of the
Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $7,030,000 as of March 31, 1997.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A --
ACCOUNTING POLICIES

Patriot Premium Dividend Fund I (the "Fund") is a diversified closed-end management investment company, registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services, or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost which approximates market value.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale, or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $1,654,338 of a capital loss carryforward available, to the extent provided by regulations, to offset future net realized capital gains. If such carryforward is used by the Fund, no capital gains distributions will be made. The carryforwards expire as follows: September 30, 2002 - $305,896 and September 30, 2003 - $1,348,442.

DIVIDENDS, INTEREST, AND DISTRIBUTIONS Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all dividends and distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through March 31, 1997, which has no effect on the Fund's net assets, net investment income, or net realized gains.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

DUTCH AUCTION RATE TRANSFERABLE SECURITIES PREFERRED STOCK SERIES A (DARTS) The Fund issued 685 shares of Dutch Auction Rate Transferable Securities Preferred Stock Series A (DARTS) concurrently with the issuance of its Common Shares in the public offering. The underwriting discount was recorded as a reduction of the capital of the Common Shares. Dividends on the DARTS, which accrue daily, are cumulative at a rate which was established at the offering of the DARTS and have been reset every 49 days thereafter by auction. Dividend rates ranged from 3.86% to 3.96% during the period ended March 31, 1997.

The DARTS are redeemable at the option of the Fund, at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends on any dividend payment date. The DARTS are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Fund is in default on its asset coverage requirements with respect to the DARTS. If the dividend on the DARTS shall remain unpaid in an amount equal to two full years' dividends, the holders of the DARTS, as a class, have the right to elect a majority of the Board of Trustees. In general, the holders of the DARTS and the Common Shares have equal voting rights of one vote per share, except that the holders of the DARTS, as a class, vote to elect two members of the Board of Trustees, and separate class votes are required on certain matters that affect the respective interests of the DARTS and Common Shares. The DARTS have a liquidation preference of $100,000 per share, plus accumulated and unpaid dividends. The Fund is required to maintain certain asset coverage with respects to the DARTS, as defined in the Fund's By-Laws.

NOTE B --
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the investment management contract, the Fund pays a monthly management fee to John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, for a continuous investment program equivalent on an annual basis, to the sum of 0.50% of the Fund's average weekly net assets, plus 5% of the Fund's weekly gross income. The Adviser's total fee is limited to a maximum amount equal to 1.00% annually of the Fund's average weekly net assets. For the period ended March 31, 1997, the advisory fee incurred did not exceed the maximum advisory fee allowed.

The Fund has entered into an administrative agreement with the Adviser under which the Adviser oversees the custodial, auditing, valuation, accounting, legal, stock transfer, and dividend disbursing services and maintains Fund communications services with the shareholders. The Adviser receives a monthly administration fee equivalent, on an annual basis, to 0.10% of the Fund's average weekly net assets.

Each unaffiliated Trustee is entitled, as compensation for his or her services, to an annual fee plus remuneration for attendance at various meetings.

Mr. Edward J. Boudreau, Jr., Mr. Richard S. Scipione, and Ms. Anne C. Hodsdon are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability are marked to market on a periodic basis to reflect income earned by the investment and income earned by the investment is recorded on the Fund's books. At March 31, 1997, the Fund's investment to cover the deferred compensation liability had unrealized appreciation of $1,076.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended March 31, 1997, aggregated $47,740,663 and $49,403,850, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended March 31, 1997.

The cost of long-term investments owned at March 31, 1997, for Federal income tax purposes, was $204,879,751. Gross unrealized appreciation and depreciation of investments aggregated $6,327,064 and $3,676,608, respectively, resulting in net unrealized appreciation of $2,650,456 for federal tax purposes.

INVESTMENT OBJECTIVE AND POLICY

The Fund's investment objective is to provide high current income, consistent with modest growth of capital for holders of its common shares. The Fund will pursue its objective by investing in a diversified portfolio of dividend-paying preferred and common equity securities.

DIVIDEND REINVESTMENT PLAN

The Fund provides shareholders with a Dividend Reinvestment Plan ("the Plan") which offers the opportunity to earn compounded yields. Each holder of Common Shares will automatically have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts, 02210, as agent for the common shareholders unless an election is made to receive cash. Holders of Common Shares who elect not to participate in the Plan will receive all distributions in cash, paid by check, mailed directly to the shareholder of record (or if the Common Shares are held in street or other nominee name then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Plan.

If the Fund declares a dividend payable either in Common Shares or in cash, nonparticipants will receive cash and participants in the Plan will receive the equivalent in Common Shares. If the market price of the Common Shares on the payment date for the dividend is equal to or exceeds their net asset value as determined on the payment date, participants will be issued Common Shares (out of authorized but unissued shares) at a value equal to the higher of net asset value or 95% of the market price. If the net asset value exceeds the market price of the Common Shares at such time, or if the Board of Trustees declares a dividend payable only in cash, the Plan Agent will, as agent for Plan participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participant's accounts. Such purchases will be made promptly after the payable date for such dividend and, in any event, prior to the next ex-dividend date, after such date except where necessary to comply with federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer shares than if the dividend had been paid in shares issued by the Fund.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective for all subsequent dividend record dates. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Common Shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a Share credited to such account.

The Plan Agent maintains each shareholder's account in the Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by the shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant. Proxy material relating the shareholder's meetings of the Fund will include those shares purchased as well as shares held pursuant to the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. In each case, the cost per share of the shares purchased for each participant's account will be the average cost, including brokerage commissions, of any shares purchased on the open market plus the cost of any shares issued by the Fund. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable or required to be withheld on such dividends or distributions. Participants under the Plan will receive tax information annually. The amount of dividend to be reported on Form 1099-DIV should be (1) in the case of shares issued by the Fund, the fair market value of such shares on the dividend payment date and (2) in the case of shares purchased by the Plan Agent in the open market, the amount of cash used to purchase them (including the amount of cash allocated to brokerage commissions paid on such purchases).

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan may be amended or terminated by the Plan Agent after at least 90 days' written notice to all shareholders of the Fund. All correspondence or additional information concerning the Plan should be directed to the Plan Agent, State Street Bank and Trust Company, at 225 Franklin Street, Boston, Massachusetts 02110 (telephone 1-800-426-5523).



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